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                                                                EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement Nos. 33-39422, 33-51732 and 33-55393.




                                            ARTHUR ANDERSEN LLP

Chicago, Illinois
March 30, 2000